April 19, 2021

OAKHURST FIXED INCOME FUND

Institutional Shares – Ticker Symbol: OHFIX

OAKHURST SHORT DURATION BOND FUND

Institutional Shares –Ticker Symbol: OHSDX

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND

Institutional Shares –Ticker symbol: OHSHX

Series of F/M FUNDS TRUST

Supplement to

Statement of Additional Information

Dated December 29, 2020

Effective April 19, 2021, Martin R. Dean resigned from his position as Chief Compliance Officer of F/m Funds Trust and was succeeded by Matthew Swendiman. Information about Martin Dean in the “Trustees and Officers” table on page 44 of the Statement of Additional Information should be replaced with the following.

Executive Officers:
Name, Address and Age	Length of Time Served	Position(s) Held With Trust	Principal Occupation(s) And Directorships of Various Companies During Past 5 Years
Matthew Swendiman c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1973	Since April 2021	Chief Compliance Officer	Chairman and Chief Compliance Officer of the Adviser since March 2019. Chairman of F/m Acceleration, LLC (investment adviser) since March 2019. Director of Key Bridge Compliance, LLC and its predecessor firm since November 2018. President and CEO of JCM Financial Services Consulting, LLC from November 2018 to present. Of Counsel for Graydon law firm from September 2012 until November 2018.

Please retain this Supplement for future reference